SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 10, 2003




                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)



            Delaware                 000-31989              54-1987541
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(State or other jurisdiction      (Commission File No.)   (I.R.S. Employer
    of incorporation)                                     Identification No.)




                    1921 GALLOWS ROAD, SUITE 200
                      VIENNA, VIRGINIA 221826
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700
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Item 12.  Results Of Operations And Financial Condition

            Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of the Company, dated December 10, 2003, reporting the Company's financial results for the fiscal quarter ended October 31, 2003. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                 CONVERA CORPORATION



                                 By:      /s/  CHRISTOPHER M. MANN
                                          Christopher M. Mann
                                          Chief Financial Officer



Date:  December 10, 2003

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